Dec. 16, 2024
Invesco Total Return Bond ETF | Invesco Total Return Bond ETF
●	The following replaces the corresponding disclosure in the “Fund Fees and Expenses” section of the Fund’s Summary Prospectus and the “Summary Information – Fund Fees and Expenses” section of the Fund’s Statutory Prospectus:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.35%
Other Expenses	None
Total Annual Fund Operating Expenses	0.35%

1	Invesco Capital Management LLC (the “Adviser”) has agreed to waive a portion of its unitary management fee for the Fund, resulting in a net unitary management fee of 0.25%, through August 31, 2025. The Adviser may not terminate this waiver prior to August 31, 2025. Thereafter, the Fund’s management fee will be 0.35%. “Management Fees” have been restated to reflect the Fund’s fees after August 31, 2025.

Example.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Please Retain This Supplement for Future Reference.